EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2014
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and diluted earnings per share
Basic earnings per share ("EPS") are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD	2015	2014	2013
Numerator:
Net Income (Loss)	114,626,581	(13,165,527)	(105,417,590)
Denominator:
Basic - Weighted Average Common Shares Outstanding	89,182,001	85,401,179	64,101,923
Dilutive – Weighted Average Common Shares Outstanding	89,182,001	85,401,179	64,101,923
Earnings (Loss) per Common Share:
Basic	1.29	(0.15)	(1.64)
Diluted	1.29	(0.15)	(1.64)